401(k) and Employee Stock Ownership Plan	12 Months Ended
Sep. 30, 2014
Compensation and Retirement Disclosure [Abstract]
401(k) and Employee Stock Ownership Plan
401(k) AND EMPLOYEE STOCK OWNERSHIP PLAN

The Company maintains a 401(k) and Employee Stock Ownership Plan (the "Plan") for the benefit of its employees. Company contributions are made semi-annually as approved by the Board of Directors. Such amounts are not in excess of amounts permitted by the Employee Retirement Income Security Act of 1974.

Plan participants may make voluntary after-tax contributions of their considered earnings as defined by the Plan. In addition, participants may make pre-tax contributions up to the statutory limits through the 401(k) provisions of the Plan. The annual addition from contributions to an individual participant's account in this Plan cannot exceed the lesser of 100% of base salary or $52,000. Under provisions of the Plan, employees are eligible to participate on the date of hire and become fully vested in the Company's contributions following six years of service.

Effective January 1, 2014, the Company added a guaranteed safe harbor matching contribution component to the plan equal to 100% of the first 4% of compensation that employee's contribute to their account. In addition to the new match being guaranteed, all safe harbor matching contributions are immediately vested. The new match is not subject to the 6 year vesting schedule of the current profit sharing contribution. This provides plan participants more investment flexibility. The Company anticipates that all eligible employees, regardless of personal plan participation, will continue to receive an annual profit sharing contribution from the Company, now capped at 7% of eligible compensation with this change.

Company contributions to the Plan amounted to $7,314,000, $5,870,000 and $5,400,000 for the years ended 2014, 2013 and 2012, respectively.